United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2011

Black Diamond, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24277 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code:  (801) 278-5552

Clarus Corporation
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 20, 2011, Black Diamond, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended, to amend Article 1 thereof to change the Company’s name from Clarus Corporation to Black Diamond, Inc.  The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

The Company held a special meeting of stockholders on January 20, 2011.  Of the 21,738,484 shares of common stock entitled to vote at the meeting, 12,806,901 shares of common stock were present in person or by proxy and entitled to vote.  Such number of shares represented approximately 58.91% of our outstanding shares of common stock entitled to vote at the special meeting.  The special meeting of stockholders was held to vote upon a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to change the Company’s name from Clarus Corporation to Black Diamond, Inc.  The proposal was approved by the requisite vote of stockholders.  Listed below is the matter voted upon at the special meeting of stockholders and the voting results:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to change the Company’s name from Clarus Corporation to “Black Diamond, Inc.”:	12,805,383	1,345	173	0

Item 8.01  Other Events

On January 21, 2011, the Company issued a press release announcing the changing of the Company’s name from Clarus Corporation to Black Diamond, Inc.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits. The following Exhibits are filed herewith as a part of this report:

Exhibit	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, as amended.

99.1	Press Release dated January 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2011

BLACK DIAMOND, INC.

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Chief Financial Officer, Secretary and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, as amended.

99.1	Press Release dated January 21, 2011.